                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): August 31, 1994



                            QUAKER STATE CORPORATION
             (exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        1-2677                                          25-0742820
- - ------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)



                      255 Elm Street, Oil City, PA  16301
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including area code: 814/676-7676

Item 2.   Acquisition or Disposition of Assets.

     On August 31, 1994, Quaker State completed the sale of all of the stock of its wholly owned subsidiary Heritage Insurance Group, Inc. to General Electric Capital Corporation for approximately $85 million, with net proceeds of $82 million paid in cash at the time of closing after satisfaction of certain intercompany obligations. The transaction included the sale of all of the subsidiaries of Heritage Insurance Group, Inc. The consideration paid in the transaction was determined in accordance with a negotiated Stock Purchase Agreement related to the transaction. The Stock Purchase Agreement also includes indemnification of the buyer by Quaker State with respect to certain preclosing liabilities of Heritage Insurance Group, Inc. including, among other things, matters which constitute breaches of warranties made in the Stock Purchase Agreement, certain employment and employee benefit plan matters, and certain tax matters.

     There is no material relationship between General Electric Capital Corporation and Quaker State or any of Quaker State's affiliates, directors, or officers.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)(1) Pro Forma Consolidated Statement of Operations of Quaker State Corporation and Subsidiaries for the fiscal year ending December 31, 1993

     No Pro Forma Consolidated Statement of Operations of Quaker State Corporation and Subsidiaries for the six month period ending June 30, 1994 is included in this current report on Form 8-K because the operations of Heritage Insurance Group, Inc. were accounted for as discontinued operations in the financial statements included in Quaker State's quarterly report on Form 10-Q for the quarter ended June 30, 1994.

     Pro Forma Consolidated Balance Sheet for Quaker State Corporation and Subsidiaries as of June 30, 1994.

     (c) Exhibits:

         2. Stock Purchase Agreement dated as of May 12, 1994 Among Quaker State Corporation, QS Holding Company, and General Electric Capital Corporation With Respect to all of the Outstanding Capital Stock of Heritage Insurance Group, Inc., filed as Exhibit 2 to Form 10-Q for the period ending June 30, 1994 and incorporated herein by reference.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 15, 1994                    QUAKER STATE CORPORATION
     -----------------------                        (Registrant)

                                       By:     /s/ Herbert M. Baum
                                          ---------------------------------
                                           Herbert M. Baum, Chairman and
                                           Chief Executive Officer

                        PRO FORMA FINANCIAL INFORMATION

On August 31, 1994 Quaker State Corporation sold 100% of the stock in its wholly owned Heritage Insurance Group subsidiary to GE Capital Corporation for $85,000,000. The following pro forma financial statements should be read in conjunction with the historical financial statements and other financial information of Quaker State Corporation appearing in its 1993 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

PRO FORMA CONSOLIDATED BALANCE SHEET

The following unaudited Pro Forma Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries at June 30, 1994 has been adjusted to give effect to the sale of Heritage as though such sale had occurred on June 30, 1994.

                    Quaker State Corporation and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                 June 30, 1994
                                  (Unaudited)
                   (Dollars in Thousands, Except Share Data)

                                                     Quaker State   Heritage
                                                     Corporation   Ins. Group   Adjustments      Pro Forma
- - -----------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
Cash and cash equivalents                              $  3,063    $              $82,000 (1)     $ 89,437
                                                                                    4,184 (2)
                                                                                      190 (3)
Accounts and notes receivable, less allowance of
  $2,430 at 6/30/94                                      63,154                       (17)(3)       63,137
Inventories                                              45,285                                     45,285
Deferred income taxes                                    18,496                                     18,496
Other current assets                                     16,811                     2,570 (4)       19,008
                                                                                     (365)(6)
                                                                                       (8)(3)
- - -----------------------------------------------------------------------------------------------------------
    Total current assets                                146,809                    88,554          235,363
- - -----------------------------------------------------------------------------------------------------------
Property, plant and equipment, net of accumulated
  depreciation and depletion of $351,403 at 6/30/94     221,355                                    221,355
Other assets                                             80,026                                     80,026
- - -----------------------------------------------------------------------------------------------------------
    Total assets other than insurance                   448,190                    88,554          536,744
- - -----------------------------------------------------------------------------------------------------------
Insurance assets
  Investments                                           194,688     (194,688)
  Cash                                                    5,704       (5,704)
  Premiums and other receivables                         59,662      (59,662)
  Deferred insurance acquisition costs                   60,521      (60,521)
  Other assets                                           19,344      (19,344)
- - -----------------------------------------------------------------------------------------------------------
    Total insurance assets                              339,919     (339,919)          --               --
- - -----------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                     $788,109    $(339,919)     $88,554         $536,744
===========================================================================================================

LIABILITIES
Current liabilities:
Accounts payable                                       $ 36,825    $              $               $ 36,825
Accrued liabilities                                      73,148                     4,184 (2)       84,082
                                                                                    2,570 (4)
                                                                                    2,695 (5)
                                                                                    1,320 (7)
                                                                                      165 (3)
Debt payable within one year                                152                                        152
- - -----------------------------------------------------------------------------------------------------------
    Total current liabilities                           110,125                    10,934          121,059
- - -----------------------------------------------------------------------------------------------------------
Long-term debt, less debt payable within one year        51,161                                     51,161
Other long-term liabilities                             171,550                                    171,550
- - -----------------------------------------------------------------------------------------------------------
    Total liabilities other than insurance              332,836                    10,934          343,770
- - -----------------------------------------------------------------------------------------------------------
Insurance liabilities
  Unearned premiums                                     219,032     (219,032)
  Policy claims                                          30,133      (30,133)
  Due to reinsurance companies                            4,550       (4,550)
  Other liabilities                                      10,057      (10,057)
- - -----------------------------------------------------------------------------------------------------------
    Total insurance liabilities                         263,772     (263,772)          --               --
- - -----------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Capital stock $1.00 par value; authorized shares,
37,500,000, issued shares, 27,332,050 at 6/30/94         27,332                                     27,332
Treasury stock, 6,696 shares, at cost                       (92)                                       (92)
Additional capital                                       64,146                                     64,146
Retained earnings                                       102,076                       377 (9)      103,549
                                                                                    1,096 (8)
Cumulative foreign currency translation adjustment         (661)                                      (661)
Unearned compensation                                    (1,300)                                    (1,300)
- - -----------------------------------------------------------------------------------------------------------
    Total stockholders' equity                          191,501           --        1,473          192,974
- - -----------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $788,109    $(263,772)     $12,407         $536,744
===========================================================================================================

         See accompanying Notes to Pro Forma Consolidated Balance Sheet

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                             (Dollars in Thousands)
                                  (Unaudited)


The Pro Forma Balance Sheet as of June 30, 1994 gives effect to the following pro forma adjustments:

     To reflect the sale of stock of Heritage Insurance Group (HIG) and resulting gain:

(1)  Proceeds of sale in cash                                        $82,000

(2)  Payment for HIG portion of 1993 federal taxes                     4,184

(3)  Payment for intercompany transactions                               190

(4)  To record receivable for HIG portion for 1994 federal taxes       2,570

(5)  To record Quaker State Corporation tax liability associated
     with sale                                                         2,695

(6)  To expense prepaid costs associated with sale                       365

(7)  To record closing costs associated with sale                      1,320

(8)  Income recorded by Quaker State for the months of July
     and August                                                        1,096

(9)  Net gain from sale                                                  377

     The $85,000,000 sale price was settled by $82,000,000 in cash paid by GE Capital to Quaker State and $3,000,000 paid to Heritage which represented the amount of intercompany indebtedness from Quaker State to HIG.

                        PRO FORMA FINANCIAL INFORMATION


PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The following unaudited Pro Forma Consolidated Statement of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1993 presents the historical results of Quaker State Corporation as though such sale had occurred on January 1, 1993.

Heritage was classified as a discontinued operation at June 30, 1994 and as a result, the Consolidated Statement of Operations filed in Quaker State's second quarter 1994 10-Q presents the Insurance Segment as a discontinued operation.

The unaudited Pro Forma Consolidated Statement of Operations does not purport to be indicative of the results which actually would have occurred if the acquisition had been consummated on January 1, 1993 or which may occur in the future.

                    Quaker State Corporation and Subsidiaries
                       Pro Forma Statement of Operations
                               December 31, 1993
                                  (Unaudited)
                   (Dollars in Thousands, Except Share Data)

                                                  Quaker State   Heritage
                                                  Corporation    Ins. Group  Adjustments    Pro Forma
- - ------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues                          $628,336    $             $           $628,336
Insurance revenues                                     130,830     (130,830)                       0
- - ------------------------------------------------------------------------------------------------------
                                                       759,166     (130,830)                 628,336
Other, net                                               8,292                                 8,292
- - ------------------------------------------------------------------------------------------------------
                                                       767,458     (130,830)                 636,628
- - ------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES
Cost of sales and operating costs                      429,453                               429,453
Insurance contract and benefit costs                   103,693     (103,693)                       0
Selling, general and administrative                    184,115      (24,048)                 160,067
Depreciation, depletion and amortization                28,758                                28,758
Interest                                                 5,287                                 5,287
- - ------------------------------------------------------------------------------------------------------
                                                       751,306     (127,741)                 623,565
- - ------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIOS BEFORE INCOME TAX      16,152       (3,089)                  13,063
- - ------------------------------------------------------------------------------------------------------
Provision for income taxes                               2,450         (286)                   2,736
- - ------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                     $ 13,702    $  (3,375)    $           $ 10,327
======================================================================================================
PER SHARE:
INCOME FROM CONTINUING OPERATIONS PER SHARE               $.50                                  $.38
                                                      =========                            ==========
Weighted average capital and equivalent
 shares outstanding                                     27,234                                27,234
                                                      =========                            ==========

                            QUAKER STATE CORPORATION
                                  EXHIBIT LIST


     The following Exhibit is required to be filed with this current report on Form 8-K.


EXHIBIT NO. AND DOCUMENT

2. Stock Purchase Agreement dated as of May 12, 1994 among Quaker State Corporation, QS Holding Company and General Electric Capital Corporation with respect to all of the Outstanding Capital Stock of Heritage Insurance Group, Inc., filed as Exhibit 2 to Form 10-Q for the period ending
     June 30, 1994 and incorporated herein by reference.